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                                                                  Exhibit # 10.2


                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

     This Agreement and Plan of Merger (this "Agreement") is entered into as of
                                              ---------
March 28, 2001, by and among CHEQUEMARK INC., a Delaware corporation ("CMI"),
                                                                       ---
PHOENIX EPS, INC., an Arizona corporation ("Arizona Non-Surviving Corp"), CFDC
                                            --------------------------
HOLDINGS CORP., a Texas corporation ("CFDC"), CF DATA CORP., a Texas corporation
                                      ----
("CF Data"), CHECK TECHNOLOGIES, INC., a Texas corporation ("CTI") (CFDC, CF
  -------                                                    ---
Data, and CTI are referred to herein collectively as the "Texas Non-Surviving
                                                          -------------------
Corps"), NATIONAL RECOVERY SYSTEMS, LTD. OF AMERICA, a Kansas corporation
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("NRS"), and NATIONAL PROCESS SERVERS, INC., a Kansas corporation ("NPS") (NRS
  ---                                                               ---
and NPS are referred to herein collectively as the "Kansas Non-Surviving Corps")
                                                    --------------------------
(Arizona Non-Surviving Corp, the Texas Non-Surviving Corps, and the Kansas Non-Surviving Corps are referred to herein collectively as the "Non-Surviving
                                                            -------------
Corps").
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                                    RECITALS
                                    --------

     WHEREAS, the board of directors of each of CMI and the Non-Surviving Corps, as the case may be, has determined that CMI and the Non-Surviving Corps should merge, consolidate, and reorganize, upon the terms and subject to the conditions set forth herein, into one surviving Delaware corporation named "LML Payment Systems Corp." (the "Merger"), in order to consolidate separate business units
                     ------
into a single business operating unit to provide operational economies of scale, reduce overhead, integrate product and service offerings, develop a stronger brand image, and facilitate future acquisitions, and that such reorganization is consistent with the long-term business strategies and goals and in the best interests of the shareholders of each of CMI and the Non-Surviving Corps, as the case may be; and

     WHEREAS, the Merger has been approved by the vote of the shareholders of each of CMI and the Non-Surviving Corps as required by the provisions of the applicable Delaware General Corporation Law (the "DGCL"), the Arizona Business
                                                  ----
Corporation Act (the "ABCA"), the Texas Business Corporation Act (the "TBCA"),
                      ----                                             ----
and the Kansas General Corporation Code (the "KGCC") (the DGCL, ABCA, TBCA, and
                                              ----
KGCC are referred to herein collectively as the "Applicable Corporate Laws");
                                                 -------------------------
and

     WHEREAS, for Federal income tax purposes, the parties intend that the Merger be treated as six separate transactions occurring as follows: (i) the merger of CF Data into CFDC will be treated as a tax free liquidation under
Section 332 of the Internal Revenue Code of 1986, as amended (the "IRC"); (ii)
                                                                   ---
the merger of CTI into CFDC will be treated as a tax free liquidation under
Section 332 of the IRC; (iii) the merger of NRS into CFDC will be treated as a tax free liquidation under Section 332 of the IRC; (iv) the merger of NPS into CFDC will be treated as a tax free liquidation under Section 332 of the IRC; (v) the merger of CFDC into CMI will be treated as a tax free reorganization under
Section 368(a)(1)(A) of the IRC; and (vi) the merger of Arizona Non-Surviving Corp into CMI will be treated as a tax free reorganization under Section 368(a)(1)(A) of the IRC.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements, covenants, and other provisions herein contained, the parties hereto intending to be legally bound agree as follows:

                                   ARTICLE I

                                   The Merger
                                   ----------

     1.1.   The Merger.  Upon the terms and subject to the conditions set forth
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herein, and in accordance with the provisions of the Applicable Corporate Laws, at the Effective Date (as defined in Section 1.2 hereof), each of Arizona Non-
                                     -----------
Surviving Corp, the Texas Non-Surviving Corps, and the Kansas Non-
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Surviving Corps shall be merged with and into CMI. As a result of the Merger, the separate corporate existence of each of Arizona Non-Surviving Corp, the Texas Non-Surviving Corps, and the Kansas Non-Surviving Corps shall cease and CMI shall continue as the surviving corporation of the Merger governed by the provisions of the DGCL and other applicable laws of the State of Delaware. As the surviving corporation after the Merger, CMI is sometimes referred to herein as the "Surviving Corp".
        --------------

     1.2.  Effective Date.  On the date of this Agreement, each of CMI, Arizona
           --------------
Non-Surviving Corp, the Texas Non-Surviving Corps, and the Kansas Non-Surviving Corps shall cause the Merger to be consummated by filing a certificate of merger or articles of merger, as the case may be, under the Applicable Corporate Laws in mutually agreeable form and substance (the "Certificate of Merger"), with the
                                               ---------------------
Secretary of State of the States of Delaware, Arizona, Texas, or Kansas, as the case may be, setting forth the information required by, and otherwise in compliance with, the provisions of the Applicable Corporate Laws. The Merger shall be effective, and the Certificate of Merger shall specify that the Merger shall be effective, at 12:01 a.m. (Eastern Standard time) on Sunday, April 1, 2001 (the "Effective Date").
           --------------

     1.3.  Federal Tax Treatment.  For Federal income tax purposes, the parties
           ---------------------
intend that the Merger be treated as six separate transactions occurring as follows: (i) the merger of CF Data into CFDC will be treated as a tax free liquidation under Section 332 of the IRC; (ii) the merger of CTI into CFDC will be treated as a tax free liquidation under Section 332 of the IRC; (iii) the merger of NRS into CFDC will be treated as a tax free liquidation under Section 332 of the IRC; (iv) the merger of NPS into CFDC will be treated as a tax free liquidation under Section 332 of the IRC; (v) the merger of CFDC into CMI will be treated as a tax free reorganization under Section 368(a)(1)(A) of the IRC; and (vi) the merger of Arizona Non-Surviving Corp into CMI will be treated as a tax free reorganization under Section 368(a)(1)(A) of the IRC. Each of the Non-Surviving Corps and Surviving Corp shall report such Merger consistent with this
Section 1.3 for Federal income tax purposes.
-----------

     1.4.  Effect of Merger.  At the Effective Date, the effect of the Merger
           ----------------
shall be as provided in the Applicable Corporate Laws. Without limiting the generality of the foregoing and subject thereto, at the Effective Date, Surviving Corp shall, without further action, succeed to and possess all the rights, privileges, and powers, of a public as well as of a private nature, of the Non-Surviving Corps; and all property, real, personal and mixed, and all debts due on whatsoever account, including subscriptions to shares, and all other causes in action, and all and every other interest, of or belonging to or due to any of the Non-Surviving Corps, shall be deemed to be vested in Surviving Corp without further act or deed; and the title to any real estate, or any interest therein, vested in Surviving Corp or any of the Non-Surviving Corps shall not revert or be in any way impaired by reason of the Merger. Such transfer to and vesting in Surviving Corp shall be deemed to occur by operation of law and no consent or approval of any other person shall be required in connection with any such transfer or vesting unless such consent or approval is specifically required in the event of merger or consolidation by law or express provision in any contract, agreement, decree, order or other instrument to which Surviving Corp or any of the Non-Surviving Corps is a party or by which any of them is bound. Following the Effective Date, Surviving Corp shall be responsible and liable for all debts, liabilities and duties of the Non-Surviving Corps, which may be enforced against Surviving Corp to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it. Neither the rights of creditors nor any liens upon the property of Surviving Corp or any of the Non-Surviving Corps shall be impaired by the Merger.

     1.5.  Certificate of Incorporation.  The Certificate of Incorporation of
           ----------------------------
CMI as in effect immediately prior to the Effective Date, including all amendments thereto, shall be the Certificate of Incorporation of Surviving Corp, except that the first article thereof shall be amended as follows:

          "FIRST:   The name of the corporation is LML Payment Systems Corp."

The Certificate of Incorporation of Surviving Corp, as so amended, shall continue in full force and effect until amended or changed in accordance with the provisions of the DGCL and the Certificate of Incorporation and Bylaws of Surviving Corp.
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     1.6.  Bylaws.  The Bylaws of CMI in effect immediately prior to the
           ------
Effective Date shall be the Bylaws of Surviving Corp, except that the Bylaws shall be amended to reflect that the name of Surviving Corp has been changed to "LML Payment Systems Corp." The Bylaws of Surviving Corp, as so amended, shall continue in full force and effect until amended or changed in accordance with the provisions of the DGCL and the Certificate of Incorporation and Bylaws of Surviving Corp.

     1.7.  Officers and Directors.  The officers and directors of CMI in office
           ----------------------
immediately prior to the Effective Date shall be the officers and directors of Surviving Corp from and after the Effective Date to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation, or removal in accordance with the provisions of the DGCL and the Certificate of Incorporation and Bylaws of Surviving Corp.

                                  ARTICLE II

              Conversion and Cancellation of Shares in the Merger
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     2.1.  Issued and Outstanding; Treasury Shares. By virtue of the Merger, and
           ---------------------------------------
without any action on the part of any person, at the Effective Date:

     (A)  CMI.  Each share of the common stock, no par value per share, and
          ---
preferred stock, no par value per share, of CMI issued and outstanding or held as treasury shares immediately prior to the Effective Date shall remain issued and outstanding or held in treasury, as the case may be.

     (B)  Arizona Non-Surviving Corp.  Each share of common stock, par value
          --------------------------
$1.00 per share, of Arizona Non-Surviving Corp issued and outstanding or held as treasury shares immediately prior to the Effective Date shall be canceled without payment of any consideration therefor and shall cease to exist and be outstanding.

     (C)  CFDC.  Each share of common stock, par value $0.01 per share, of CFDC
          ----
issued and outstanding or held as treasury shares immediately prior to the Effective Date shall be canceled without payment of any consideration therefor and shall cease to exist and be outstanding.

     (D)  CF Data.  Each share of common stock, par value $0.01 per share, of CF
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Data issued and outstanding or held as treasury shares immediately prior to the
Effective Date shall be canceled without payment of any consideration therefor and shall cease to exist and be outstanding.

     (E)  CTI.  Each share of common stock, par value $100.00 per share, of CTI
          ---
issued and outstanding or held as treasury shares immediately prior to the Effective Date shall be canceled without payment of any consideration therefor and shall cease to exist and be outstanding.

     (F)  NRS.  Each share of common stock, no par value per share, of NRS
          ---
issued and outstanding or held as treasury shares immediately prior to the Effective Date shall be canceled without payment of any consideration therefor and shall cease to exist and be outstanding.

     (G)  NPS.  Each share of common stock, no par value per share, of NPS
          ---
issued and outstanding or held as treasury shares immediately prior to the Effective Date shall be canceled without payment of any consideration therefor and shall cease to exist and be outstanding.

     2.2.  Issuance of Certificates.  At the Effective Date, the certificates
           ------------------------
representing the shares of CMI immediately prior to the Effective Date shall continue to be issued and outstanding in the name of LML Corp. (f/k/a ChequeMARK Holdings, Inc.), a Delaware corporation, as certificates representing the shares of Surviving Corp following the Effective Date.

                                  ARTICLE III
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                                 Miscellaneous
                                 -------------

        3.1.  Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be deemed an original, but all of which collectively shall constitute one and the same instrument.

        3.2.  Governing Law.  This Agreement shall be governed by, and construed
              -------------
in accordance with, the laws of the State of Delaware, except to the extent that other Applicable Corporate Laws apply by their respective terms.

        3.3.  Section Headings.  The section headings contained in this
              ----------------
Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

        3.4.  Termination.  This Agreement may be terminated at any time before
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completion of the respective filings with the Secretary of State of the States of Delaware, Arizona, Texas, and Kansas pursuant to Section 1.2 hereof by
                                                    -----------
appropriate resolution of the directors of CMI for any reason it deems appropriate.


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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date first written above.

                              CHEQUEMARK INC., a Delaware corporation

                              By: /s/ Patrick H. Gaines
                                  ---------------------------------------------
                                  Patrick H. Gaines, CEO/President


                              PHOENIX EPS, INC., an Arizona corporation

                              By: /s/ Patrick H. Gaines
                                  ---------------------------------------------
                                  Patrick H. Gaines, CEO


                              CFDC HOLDINGS CORP., a Texas corporation

                              By: /s/ Patrick H. Gaines
                                  ---------------------------------------------
                                  Patrick H. Gaines, CEO/President


                              CF DATA CORP., a Texas corporation

                              By: /s/ Patrick H. Gaines
                                  ---------------------------------------------
                                  Patrick H. Gaines, CEO


                              CHECK TECHNOLOGIES, INC., a Texas corporation

                              By: /s/ Patrick H. Gaines
                                  ---------------------------------------------
                                  Patrick H. Gaines, CEO/President


                              NATIONAL RECOVERY SYSTEMS, LTD. OF AMERICA, a Kansas corporation

                              By: /s/ Lawrence Oeding
                                  ---------------------------------------------
                                  Lawrence Oeding, President


                              NATIONAL PROCESS SERVERS, INC., a Kansas corporation

                              By: /s/ Lawrence Oeding
                                  ---------------------------------------------
                                  Lawrence Oeding, President